Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Consolidated Statements of Comprehensive Income
Net income	$ 8,599	$ 7,654	$ 4,974
Securities available for sale:
Unrealized (loss) gain on investment securities available-for-sale, net of tax	(800)	1,717	(4,275)
Adjustment for gain on sales of investment securities, net of tax	(5)	(12)	(482)
Defined benefit pension plans:
Net gain (loss) arising during the year, net of tax	3	(2,212)	2,095
Amortization of prior service cost included in net periodic pension cost, net of tax	12	48	68
Total other comprehensive loss	(790)	(459)	(2,594)
Total comprehensive income	$ 7,809	$ 7,195	$ 2,380